LEGG MASON PARTNERS VARIABLE EQUITY TRUST

LEGG MASON PARTNERS VARIABLE MULTIPLE DISCIPLINE PORTFOLIO—LARGE CAP GROWTH AND VALUE

(the “Fund”)

Supplement Dated August 2, 2007

to the

Fund’s Prospectus and Statement of Additional Information

dated April 30, 2007, as amended

The Fund’s Board has approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by Legg Mason Partners Variable Appreciation Portfolio (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Fund would then be terminated, and shares of the Acquiring Fund would be distributed to Fund shareholders.

Under the reorganization, Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders. Proxy materials describing the reorganization are expected to be mailed in August 2007. If the reorganization is approved by Fund shareholders, it is expected to become effective on November 12, 2007. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Fund’s Prospectus.

FDO